Nationwide Life Insurance Company: • Nationwide Variable Account-9 • Nationwide Variable Account-12 • Nationwide VLI Separate Account-5	Nationwide Life and Annuity Insurance Company: • Nationwide VA Separate Account Account-D

Prospectus supplement dated March 27, 2007 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective on or about April 2, 2007, the W&R Target Funds, Inc. – Limited-Term Bond Portfolio Fund will only be available for contracts issued prior to April 2, 2007.

On or about June 22, 2007 and upon prior approval by the shareholders of the W&R Target Funds, Inc. – Limited-Term Bond Portfolio Fund, the W&R Target Funds, Inc. – Limited-Term Bond Portfolio Fund will merge into the W&R Target Funds, Inc. – Bond Portfolio Fund.  As a result, if any of your contract value is invested in the W&R Target Funds, Inc. – Limited-Term Bond Portfolio Fund on this date, that contract value will be merged into the W&R Target Funds, Inc. – Bond Portfolio Fund.

As of the close of trading of the New York Stock Exchange on or about June 22, 2007, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of contract value or allocations to the W&R Target Funds, Inc. – Limited-Term Bond Portfolio fund will be updated to reflect the W&R Target Funds, Inc. – Bond Portfolio Fund.  If any portion of your future purchase payments is allocated to the W&R Target Funds, Inc. – Limited-Term Bond Portfolio Fund, you should re-direct that allocation to another underlying mutual fund available under your contract.

All references and information contained in the prospectus for your contract related to the W&R Target Funds, Inc. – Bond Portfolio underlying mutual Fund are deleted.